Exhibit 10.1

                                                                  Conformed Copy


            FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
            --------------------------------------------------------

     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Fifth Amendment") is executed as of the 3rd day of May, 2007, by and among

     DILLARD'S, INC., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201, as Lead Borrower for the Borrowers, being said DILLARD'S, INC.,

          DILLARD TEXAS OPERATING LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of Texas having a place of business at 4501 North Beach Street, Fort Worth, Texas 76137;

          DILLARD TENNESSEE OPERATING LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of Tennessee having a place of business at 7624 Highway 70 S., Nashville, Tennessee 37221;

          DILLARD STORE SERVICES, INC., a corporation organized under the laws of the State of Arizona having a place of business at 396 N. William Dillard Drive, Gilbert, Arizona 85233;

          THE HIGBEE COMPANY, a corporation organized under the laws of the State of Delaware having a place of business at 26500 Cedar Road, Beachwood, Ohio 44122;

          GAYFER'S MONTGOMERY FAIR CO., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

          CONSTRUCTION DEVELOPERS, INCORPORATED, a corporation organized under the laws of the State of Arkansas having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

          DILLARD INTERNATIONAL, INC., a corporation organized under the laws of the State of Nevada having a place of business at 3200 Las Vegas Boulevard S., Las Vegas, Nevada 89109

          CONDEV NEVADA, INC., a corporation organized under the laws of the State of Nevada having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

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          U.S. ALPHA, INC., a corporation organized under the laws of the State of Nevada having a place of business at 6191 S. State, Murray, Utah 84107; and

          DILLARD'S DOLLARS, INC., a corporation organized under the laws of the State of Arkansas having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201; and

the financial institutions and other entities identified on the signature pages to this Fifth Amendment as a "Lender" (collectively, the "Lenders" and each individually, a "Lender"); and

          JPMORGAN CHASE BANK, N.A., as the Agent for the Lenders, a national banking association, formerly known as JPMorgan Chase Bank, having a place of business at 2200 Ross Avenue, 6th Floor, Dallas, Texas 75201;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                    RECITALS:

     A. The Borrowers and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 12, 2003 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of May 10, 2004 by and among the Borrowers, the Lenders and the Agent; that certain Second Amendment to Amended and Restated Credit Agreement dated June 3, 2005 by and among the Borrowers, the Lenders and the Agent; that certain Third Amendment to Amended and Restated Credit Agreement dated January 25, 2006; that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of June 9, 2006 by and among the Borrowers, the Lenders and the Agent (the "Fourth Amendment"), and as further amended from time to time, the "Credit Agreement"; unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to this Fifth Amendment), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein.

     B. Lead Borrower has undergone a restructuring since the Fourth Amendment, whereby the following occurred:

     (i) J.B. Ivey & Company, a North Carolina corporation, merged with and into The Higbee Company;

     (ii) Dillard's Wyoming, Inc., a Wyoming corporation, merged with and into Construction Developers, Incorporated;

     (iii) Mercantile Operations, Inc., a Delaware corporation, merged with and into The Higbee Company.

     C. The Borrowers have requested that the Lenders amend certain terms of the Credit Agreement.

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     D. Subject to the terms and conditions set forth herein, the Lenders have agreed to the Borrowers' request.

                                   AGREEMENTS:

     In consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

     SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, but subject to the satisfaction of each condition precedent contained in Section 2 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 1.

        1.1 Amended Definitions. The definitions of "LIBOR Rate" and "Maturity Date" contained in Section 1.01 of the Credit Agreement shall be amended and restated in their entirety to read in full as follows:

     "LIBOR Rate" means, with respect to any LIBOR Borrowing for any Interest Period. The rate of interest (rounded upwards, if necessary to the next 1/16 of 1%) appearing on Reuters Screen LIBOR01 Page (or any successor page) as the London interbank offered rate per annum at which deposits in dollars are offered to JPMorgan by banks in the London interbank market at 11:00 a.m. (London time) not less than two Business Days before the first day of the Interest Period for the subject LIBOR Borrowing, for a deposit approximately in the amount of the subject Borrowing and for a period of time approximately equal to such Interest Period.

     "Maturity Date" means December 12, 2012.

        1.2 Amendment to Section 2.05. Clause (a) of Section 2.05 of the Credit Agreement shall be amended to delete the reference to "$50,000,000" and replace such reference with a reference to "$100,000,000".

     SECTION 2. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:

        2.1 Amendment Fees and Expenses. The Lead Borrower and the other Borrowers shall have paid (a) all fees owed to the Agent, its Affiliates and any Lenders in connection with the execution of this Fifth Amendment, and (b) all fees and expenses of the Agent and its Affiliates in connection with the preparation, negotiation and execution of this Fifth Amendment, including, without limitation, the reasonable fees and expenses of Vinson & Elkins L.L.P., counsel to the Agent.

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        2.2 Officers' Certificates, Opinions, etc. The Borrowers shall have delivered to the Agent (a) such certificates of authorized officers of the Borrowers, certificates of Governmental Authorities, resolutions of the boards of directors (or other appropriate bodies) of the Borrowers and such other documents, instruments and agreements as the Agent shall require to evidence the valid corporate existence and authority to conduct business of the Borrowers and the due authorization, execution and delivery of this Fifth Amendment, any documents related to this Fifth Amendment and any other legal matters relating to the Borrowers or the other Financing Documents entered into by the Borrowers, all in form and substance satisfactory to the Agent and its counsel, and (b) an opinion of Simpson Thacher & Bartlett LLP, legal counsel to the Borrowers, with respect to the due authorization, execution, delivery and enforceability of this Fifth Amendment and such other matters related thereto as the Agent shall reasonably require.

        2.3 Documentation. The Agent shall have received such other documents and instruments as it or any Lender may reasonably request, all in form and substance reasonably satisfactory to the Agent and its counsel.

        2.4 No Defaults. No Default or Event of Default shall exist.

     SECTION 3. Representations and Warranties. In order to induce the Agent and each Lender to enter into this Fifth Amendment, the Borrowers hereby jointly and severally represent and warrant to the Agent and each Lender that:

        3.1 Accuracy of Representations and Warranties. Each of the representations and warranties of each Borrower contained in the Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

        3.2 Due Authorization, No Conflicts. The execution, delivery and performance by the Borrowers of this Fifth Amendment, and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Fifth Amendment, are within the Borrowers' corporate or limited partnership powers, as applicable, have been duly authorized by all necessary corporate or limited partnership action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrowers or their Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrowers or their Subsidiaries.

        3.3 Validity and Binding Effect. This Fifth Amendment and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Fifth Amendment constitute the valid and binding obligations of the applicable Borrowers enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

        3.4 Absence of Defaults. Neither a Default nor an Event of Default has occurred which is continuing.

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     SECTION 4. Miscellaneous.

        4.1 Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby extends each Lien granted by such Borrower to secure the Obligations until the Obligations have been paid in full, and agree that the amendments herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

        4.2 Parties in Interest. All of the terms and provisions of this Fifth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

        4.3 Loan Document. This Fifth Amendment is a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

        4.4 Counterparts, Effectiveness of Fifth Amendment. This Fifth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fifth Amendment until this Fifth Amendment has been executed by the Agent, each Borrower and all Lenders, at which time this Fifth Amendment shall be binding on, enforceable against and inure to the benefit of the Borrowers, the Agent and all Lenders. Facsimiles shall be effective as originals.

        4.5 COMPLETE AGREEMENT. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        4.6 Headings. The headings, captions and arrangements used in this Fifth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fifth Amendment, nor affect the meaning thereof.

        4.7 No Implied Waivers. No failure or delay on the part of the Lenders or the Agent in exercising, and no course of dealing with respect to, any right, power or privilege under this Fifth Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Fifth Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

        4.8 Review and Construction of Documents. The Borrowers hereby acknowledge, and represent and warrant to the Lenders that (a) the Borrowers have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Fifth Amendment with their legal counsel, (b) the Borrowers have reviewed this Fifth Amendment and fully understand the effects thereof and all terms and provisions contained herein,
(c) the Borrowers have executed this Fifth Amendment of their own free will and volition, and (d) this Fifth Amendment shall be construed as if jointly drafted by the Borrowers and the Lenders. The recitals contained in this Fifth Amendment shall be construed to be part of the operative terms and provisions of this Fifth Amendment.

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        4.9 Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

        4.10 Severability. In case any one or more of the provisions contained in this Fifth Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Fifth Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

        4.11 Further Assurances. The Borrowers agree to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by the Lenders or the Agent as necessary or advisable to carry out the intents and purposes of this Fifth Amendment.

        4.12 Governing Law. This Fifth Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York and, and to the extent controlling, laws of the United States of America.

                            [Signature Page Follows]

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

        Signature Page to Fifth Amendment to Amended and Restated Credit Agreement IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the day and year first above written.

                                DILLARD'S, INC.,
                                as the Lead Borrower and a Borrower

                                DILLARD TEXAS OPERATING LIMITED PARTNERSHIP
                                By: its General Partner, Construction
                                    Developers, Incorporated, as a Borrower

                                DILLARD TENNESSEE OPERATING LIMITED PARTNERSHIP
                                By: its General Partner, Construction
                                    Developers, Incorporated, as a Borrower

                                DILLARD STORES SERVICES, INC.,
                                as a Borrower

                                THE HIGBEE COMPANY,
                                as a Borrower

                                GAYFER'S MONTGOMERY FAIR CO.,
                                as a Borrower

                                CONSTRUCTION DEVELOPERS, INCORPORATED,
                                as a Borrower

                                CONDEV NEVADA, INC.,
                                as a Borrower


                                DILLARD'S DOLLARS, INC.,
                                as a Borrower


                                By: /s/ Sherrill E. Wise
                                    --------------------------------------------
                                Name:  Sherrill E. Wise
                                Title: Vice President to each Borrower listed
                                       above

                                U.S. ALPHA, INC., as a Borrower


                                By: /s/ James I. Freeman
                                    --------------------------------------------
                                Name:  James I. Freeman
                                Title: Vice President


                                DILLARD INTERNATIONAL, INC.
                                as a Borrower


                                By: /s/ James I. Freeman
                                    --------------------------------------------
                                Name:  James I. Freeman
                                Title: Chief Executive Officer

                                JPMORGAN CHASE BANK, N.A.
                                as the Agent, as Swingline Lender, as Issuing Bank, and as a Lender


                                By: /s/ Courtney Jeans
                                    --------------------------------------------
                                Name:  Courtney Jeans
                                Title: Vice President


                                THE CIT GROUP/BUSINESS CREDIT, INC.,
                                as a Lender


                                By: /s/ Matthew DeFranco
                                    --------------------------------------------
                                Name:  Matthew DeFranco
                                Title: Assistant Vice President


                                WELLS FARGO FOOTHILL, LLC,
                                as a Lender


                                By: /s/ Maged Ghebrial
                                    --------------------------------------------
                                Name:  Maghed Ghebrial
                                Title: Vice President


                                GENERAL ELECTRIC CAPITAL CORPORATION,
                                as a Lender


                                By: /s/ Rebecca A. Ford
                                    --------------------------------------------
                                Name:  Rebecca A. Ford
                                Title: Duly Authorized Signatory


                                WACHOVIA BANK, NATIONAL ASSOCIATION,
                                as a Lender
                                (formerly known as Congress Financial
                                Corporation)


                                By: /s/ Joe Curdy
                                    --------------------------------------------
                                Name:  Joe Curdy
                                Title: Director

                                NATIONAL CITY BUSINESS CREDIT, INC.,
                                as a Lender
                                (formerly known as National City Commercial
                                Finance, Inc.)


                                By: /s/ Joseph Kwasny
                                    --------------------------------------------
                                Name:  Joseph Kwasny
                                Title: Director


                                GMAC COMMERCIAL FINANCE LLC,
                                as a Lender


                                By: /s/ George Kwong
                                    --------------------------------------------
                                Name:  George Kwong
                                Title: Vice President


                                PNC BANK, NATIONAL ASSOCIATION,
                                as a Lender


                                By: /s/ Kay Murphy
                                    --------------------------------------------
                                Name:  Kay Murphy
                                Title: Relationship Manager


                                UBS AG, STAMFORD BRANCH
                                as a Lender


                                By: /s/ Mary E. Evans
                                    --------------------------------------------
                                Name:  Mary E. Evans
                                Title: Associate Director


                                By: /s/ Irja R. Otsa
                                    --------------------------------------------
                                Name:  Irja R. Otsa
                                Title: Associate Director

                                AMSOUTH BANK,
                                as a Lender


                                By: /s/ Brian L. Tornow
                                    --------------------------------------------
                                Name:  Brian L. Tornow
                                Title: Senior Vice President


                                REGIONS BANK,
                                as a Lender


                                By: /s/ Brian L. Tornow
                                    --------------------------------------------
                                Name:  Brian L. Tornow
                                Title: Senior Vice President


                                HSBC BUSINESS CREDIT (USA) INC.,
                                as a Lender


                                By: /s/ Adam Moskowitz
                                    --------------------------------------------
                                Name:  Adam Moskowitz
                                Title: First Vice President


                                UPS CAPITAL CORPORATION
                                as a Lender


                                By: /s/ John P. Holloway
                                    --------------------------------------------
                                Name:  John P. Holloway
                                Title: Director of Portfolio Management


                                SUNTRUST BANK,
                                as a Lender


                                By: /s/ Mark Pickering
                                    --------------------------------------------
                                Name:  Mark Pickering
                                Title: Director

                                CITICORP USA, INC.,
                                as a Lender


                                By: /s/ Keith R. Gerding
                                    --------------------------------------------
                                Name:  Keith R. Gerding
                                Title: Director and Vice President


                                NORTH FORK BUSINESS CAPITAL CORP.,
                                as a Lender


                                By: /s/ Ron Walker
                                    --------------------------------------------
                                Name:  Ron Walker
                                Title: Vice President


                                ISRAEL DISCOUNT BANK OF NEW YORK,
                                as a Lender


                                By: /s/ Ronald Bongiovanni
                                    --------------------------------------------
                                Name:  Ronald Bongiovanni
                                Title: Senior Vice President - 1


                                By: /s/ Howard Weinberg
                                    --------------------------------------------
                                Name:  Howard Weinberg
                                Title: Senior Vice President - 1